MERIT SECURITIES CORPORATION


Monthly Payment Report

Payment Statement
MERIT Series 4
Payment Date:     28-Jul-97
Reporting Month:  June

          Class
          Interest     Beginning        Interest      Interest      Principal     Total            Applied Ending
Class     Rate         Balance          Accrual       Payment       Payment       Distribution     Losses  Balance
Merit4 A1  6.187500%   $160,703,626.05   $828,628.07   $828,628.07  $3,836,048.50 $4,664,676.57    $0.00   $156,867,577.55
Merit4 A2 15.000000%    $42,573,000.00   $532,162.50   $532,162.50          $0.00   $532,162.50    $0.00    $42,573,000.00

                       $203,276,626.05 $1,360,790.57 $1,360,790.57  $3,836,048.50 $5,196,839.07    $0.00   $199,440,577.55

Class                CUSIP     Priority     Principal Type    Interest Type
Merit4 A1            589962AJ8 Senior       Sequential        Floater
Merit4 A2            589962AK5 Senior       Sequential        Floater

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 4

Payment Date:     28-Jul-97
Reporting Month:  June


                                                              Interest     Interest    Principal
          Original        Original  Integral     Record       Accrual      Payment     Payment    Ending          Remaining
Class     Balance         Pct Pool  Denomination Date         Factor       Factor      Factor     Balance         Principal Factor
Merit4 A1 $326,920,000.00 84.50%    $1,000.00    30-Jun-97     2.53465089   2.53465089 11.7339058 $156,867,577.55 0.47983475
Merit4 A2  $42,573,000.00 11.00%    $1,000.00    30-Jun-97    12.50000000  12.50000000  0.0000000  $42,573,000.00 1.00000000

          $369,493,000.00                                                                         $199,440,577.55


MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 4
Payment Date:   28-Jul-97
Report Date:    June

Collateral Proceeds Account


Beginning Balance                                 $0.00

Deposits                                                    Withdrawals

Interest Net of Servicing Fee             $1,546,517.45     Interest Payments               $1,360,790.57
Principal                                 $3,836,048.50     Principal Payments              $3,836,048.50
Deposits From Reserve Fund                    $9,941.92     Surplus                           $155,810.79
Other Deposits                                    $0.00     FSA Fee                            $29,916.09
                                                            Discount Principal Reserve          $9,941.92

Total Deposit                             $5,392,507.87     Total Withdrawals               $5,392,507.87

                                                            Ending Balance                          $0.00


Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT Series 4

Payment Date:         28-Jul-97
Reporting Month       June

Reserve Funds and Subordination

                         Initial Coverage     Beginning Coverage   Adjustments Losses(1)   Insured Balance  Ending Balance
Type
Pool Over Collaterization 4.50% $17,411,678.00 6.97% $15,229,306.77 $0.00       $720,057.84 $214,063,444.85  6.83% $14,622,866.64

                                    Beginning Current   Withdrawal Ending
                                    Balance   Deposits  for Losses DPR Balance
Discount Principal Reserve Account  $0.00     $9,941.92 $9,941.92  $0.00
(Included in above coverage amount)

Insurance

                                Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending Balance
Type             Purpose
Insurance Policy Pool Insurance 25.00% $2,987,981.88 38.82% $2,987,981.88 $0.00       $0.00  $7,645,376.23   39.08% $2,987,981.88

Surplus Summary

Class                      Total Distribution
Surplus                           $155,810.79

Delinquency Statistics
                                   Current                % of
                       # of Loans  Balance                Current Balance
30+ Days                57          $9,412,937             4.40%
60+ Days                20          $3,153,585             1.47%
90+ Days                60         $10,557,315             4.93%
Foreclosure             19          $2,751,162             1.29%
REO                     11          $3,273,938             1.53%

Totals                 167         $29,148,937            13.62%


Advances on Delinquencies                                      $249,638.32
Non-Recoverable Advances on Delinquencies                            $0.00

1. Adjustment and Losses are first charged/credited to Discount Principal Reserve, second to interest from the Overcollateralization amount, and third to Pool Overcollateralization, if Discount Principle would otherwise be less than $0.00